SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015
CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
State or Other Jurisdiction of Incorporation or Organization	Commission File Number	IRS Employer Identification No.

13925 Ballantyne Corporate Place, Suite 400

Charlotte, North Carolina	28277
Address of Principal Executive Offices	Zip Code

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 -    FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The Corporation is issuing this report to furnish supplemental financial information by reportable segment for the 2014 and 2013 prior quarterly reporting periods to reflect the Corporation’s first quarter 2015 segment reorganization.  This information will also be available on the investor relations section of the Corporation’s website.

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
SEGMENT INFORMATION (UNAUDITED)
(In thousands)

	Three Months Ended
	3/31/2014	6/30/2014	9/30/2014	12/31/2014	FY 2014
Sales:
Commercial/Industrial	$300,953	$313,798	$312,808	$300,538	$1,228,097
Defense	112,371	118,507	127,061	131,918	489,857
Power	129,635	136,893	118,514	140,130	525,172
Total sales	$542,959	$569,198	$558,383	$572,586	$2,243,126

Operating income:
Commercial/Industrial	$38,496	$45,750	$51,069	$43,369	$178,684
Defense	15,784	18,002	22,480	26,286	82,552
Power	14,275	14,865	11,121	11,188	51,449
Total segments	$68,555	$78,617	$84,670	$80,843	$312,685
Corporate and other	(7,521)	(6,458)	(10,421)	(5,912)	(30,312)
Total operating income	$61,034	$72,159	$74,249	$74,931	$282,373

Operating margins:
Commercial/Industrial	12.8%	14.6%	16.3%	14.4%	14.5%
Defense	14.0%	15.2%	17.7%	19.9%	16.9%
Power	11.0%	10.9%	9.4%	8.0%	9.8%
Total Curtiss-Wright	11.2%	12.7%	13.3%	13.1%	12.6%

Segment margins	12.6%	13.8%	15.2%	14.1%	13.9%

Diluted earnings per share from continuing operations *	$0.74	$0.87	$0.90	$0.94	$3.46

CURTISS-WRIGHT CORPORATION and SUBSIDIARIES
SEGMENT INFORMATION (UNAUDITED)
(In thousands)

	Three Months Ended
	3/31/2013	6/30/2013	9/30/2013	12/31/2013	FY 2013
Sales:
Commercial/Industrial	$249,204	$272,829	$272,678	$281,386	$1,076,097
Defense	108,060	113,385	105,760	153,023	480,228
Power	137,131	137,925	132,942	153,758	561,756
Total sales	$494,395	$524,139	$511,380	$588,167	$2,118,081

Operating income:
Commercial/Industrial	$25,304	$33,556	$39,019	$33,426	$131,305
Defense	8,266	19,078	18,637	28,379	74,360
Power	16,924	18,435	14,345	23,698	73,402
Total segments	$50,494	$71,069	$72,001	$85,503	$279,067
Corporate and other	(9,755)	(12,077)	(6,138)	(13,974)	(41,944)
Total operating income	$40,739	$58,992	$65,863	$71,529	$237,123

Operating margins:
Commercial/Industrial	10.2%	12.3%	14.3%	11.9%	12.2%
Defense	7.6%	16.8%	17.6%	18.5%	15.5%
Power	12.3%	13.4%	10.8%	15.4%	13.1%
Total Curtiss-Wright	8.2%	11.3%	12.9%	12.2%	11.2%

Segment margins	10.2%	13.6%	14.1%	14.5%	13.2%

Diluted earnings per share from continuing operations *	$0.48	$0.72	$0.79	$0.92	$2.91
* May not add due to rounding

The information contained in this Current Report is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ Glenn E. Tynan
Glenn E. Tynan
Vice President and
Chief Financial Officer

Date: February 19, 2015